UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu
Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2026, Global Interactive Technologies, Inc. (the “Company”) received a letter (the “Nasdaq Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Form 10-Q”), as required for continued listing on The Nasdaq Stock Market pursuant to Nasdaq Listing Rule 5250(c)(1). Under Nasdaq rules, the Company has 60 calendar days from the date of the Nasdaq Notification Letter to submit to Nasdaq a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1). If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until February 16, 2027, to regain compliance. The Company expects to file the Form 10-Q promptly to regain compliance with Nasdaq Listing Rule 5250(c)(1).

The Company’s common stock will continue to be listed and traded on The Nasdaq Stock Market during the 60-day grace period, subject to its compliance with the other continued listing requirements of The Nasdaq Stock Market.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 21, 2026, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Nasdaq Notification Letter. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made in this report constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated filing of its Form 10-Q. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this report are made only as of the date of this report, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: August 21, 2026	Name:	Taehoon Kim
	Title:	Chief Executive Officer